SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant Sec.240.14a-12


                            BELLAVISTA CAPITAL, INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1) Title of each class of securities to which transaction applies: ______
       2) Aggregate number of securities to which transaction applies: _________
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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[   ]  Fee paid previously with preliminary materials.
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       fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid: __________________
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3) Filing Party:  __________________
4) Date Filed:  __________________

                            BellaVista Capital, Inc.

                           15700 Winchester Boulevard
                               Los Gatos, CA 95030
                                 (408) 354-8424
                     -------------------------------------


                    Notice of Annual Meeting of Shareholders


To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of BellaVista Capital, Inc., a Maryland corporation (the "Company"), for the fiscal year ended September 30, 2008, to be held on Wednesday, February 25, 2009, at 10:30 AM Pacific Standard Time, at the Jewish Community Center (JCC), 14855 Oka Road, Los Gatos, California, for the following purposes:

1. The election of one Class III Director to serve until the Company's Annual Meeting of Shareholders for the year ended September 30, 2011, or until such directors' successors are elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on January 31, 2009 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

Management desires to have a maximum representation of shareholders at the Annual Meeting. Only shareholders entitled to notice and to vote, and other invited guests of the Company, shall attend. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                          By Order of the Board of Directors


Los Gatos, California                     Patricia Wolf
February 6, 2009                          Secretary


        --------------------------------------------------------
            YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN
            TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,
            SIGN AND DATE THE ENCLOSED PROXY, AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.
        --------------------------------------------------------

                            BellaVista Capital, Inc.

                           15700 Winchester Boulevard
                               Los Gatos, CA 95030
                                 (408) 354-8424

                                 Proxy Statement
      Annual Meeting of Shareholders for the Year Ended September 30, 2008
                          To Be Held February 25, 2009



GENERAL INFORMATION

The Board of Directors of BellaVista Capital, Inc., a Maryland corporation (the "Company"), is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Wednesday, February 25, 2009, at 10:30 AM Pacific Standard Time, at the Jewish Community Center (JCC), 14855 Oka Road, Los Gatos, California, and at any adjournment or postponement thereof. Shareholders were notified of the meeting on or about February 6, 2009, and this proxy statement and the accompanying proxy are being provided to shareholders beginning on or about February 6, 2009.

Voting of Proxies

The only class of the Company's capital stock currently outstanding is its common stock. Shares of the common stock represented by all properly executed proxies received in time for the scheduled meeting will be voted in accordance with the choices specified in the proxies. If multiple proxies are received with respect to the same shares, the latest dated proxy will be voted with respect to those shares. See "Revocability of Proxies" below. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominee named in this proxy statement as the Class III director.

In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the shareholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the annual meeting by a vote of shareholders, the persons named in the enclosed form of proxy will vote all shares of stock for which they have voting authority in favor of such adjournment.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, the Company has not received any shareholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Voting Rights

Holders of shares of BellaVista Capital, Inc.'s common stock, par value $0.01 per share, at the close of business on January 31, 2009, the record date, are entitled to notice of, and to vote at, the annual meeting. As of January 31, 2009, a total of 11,171,433 shares of the Company's common stock were outstanding. Each share of common stock outstanding on the record date and the date of the annual meeting is entitled to one vote on the matter presented at the meeting, including one vote for the director to be elected at the annual meeting. The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the meeting. If a quorum is present,
(1) a plurality of the votes cast at the annual meeting is required for election of a director, and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the annual meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted and vote allocated to each share for each director position to be elected must be cast for a separate nominee.

Solicitation of Proxies

This solicitation is being made on behalf of the Company's Board of Directors. The costs of this solicitation by the Board of Directors will be borne by BellaVista Capital, Inc. Proxy solicitations will be made by mail and electronic mail. They also may be made by members of Company management by personal interview, telephone, facsimile transmission, and telegram. BellaVista Capital, Inc. does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000, plus reasonable out-of-pocket expenses. Assuming no such third party solicitation costs are incurred, the total costs to the Company for this solicitation which will consist primarily of the legal, printing and mailing costs, are expected to be approximately $5,000. Total costs incurred to date have been approximately $2,500.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Company's Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Additional Materials

A Notice of Meeting and a form of Proxy are included with the mailing of this proxy statement. A copy of the Company's combined Annual Report to Shareholders and Form 10-KSB Annual Report for its fiscal year ended September 30, 2008, as filed with the Securities Exchange Commission on January 23, 2009, which includes the Company's audited financial statements for the fiscal year, also is included with the mailing of this proxy statement. The combined Annual Report to Shareholders and Form 10-KSB Annual Report is not to be considered a part of these proxy solicitation materials. An additional copy of the Form 10-KSB Annual Report, including exhibits, as well as copies of the Company's Quarterly Reports on Form 10-QSB for the quarters ended December 31, 2007, and March 31 and June 30, 2008, will be furnished without charge to beneficial shareholders or shareholders of record upon request to BellaVista Capital, c/o Carmen Palenske, 15700 Winchester Boulevard, Los Gatos, CA 95030; or by calling Ms. Palenske at
(408) 354-8424.

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of four members. The Board is divided into three classes, each having a three-year term, designated Class I (one director), Class II (two directors) and Class III (one director), with one class standing for election at the annual meeting of shareholders each year. In addition, where there has been a vacancy on the Board of Directors due to resignation or removal or due to an increase in the size of the Board, a majority of the Board of Directors shall elect the person to fill the vacancy, provided that such person shall hold office until the next annual meeting of shareholders. Effective September 30, 2008, Michael Rider resigned as a member of the Board of Directors, but the Board subsequently amended the Company's Bylaws, as it is authorized to do, to reduce the composition of the Board from five members to four members. Accordingly, no vacancy currently exists.

The Class III director's seat is scheduled for election at this year's annual meeting. The incumbent Class III director, William Offenberg, has been nominated to be elected as the Class III director. Robert Puette is the current Class I director, and Patricia Wolf and Jeffrey Black are the current Class II directors. William Offenberg is also the incumbent chairman of the Board.

The proxy holder intends to vote all proxies received by the proxy holder in the accompanying form of proxy FOR the Board's nominee for Class III director, William Offenberg, unless otherwise specified by the shareholder. In the event the nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies for such nominee will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as director, the proxy holder intends to vote all proxies received for William Offenberg and against any other nominees. As of the date of this proxy statement, the Board of

Directors is not aware that the nominee is unable or will decline to serve as a director. As noted above, the nominee currently serves as a director and chairman of the Board.

The election to the Board of Directors of the nominee identified in this proxy statement will require the affirmative vote of a plurality of the outstanding shares of the Company's common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that shareholders vote "FOR" the nominee identified below.

Nominee to Board of Directors

Name                Position with the Company     Class and Expiration of Term
----                -------------------------     ----------------------------

William Offenberg   Chairman of the Board         III (term expires at the
                    and Chief Executive Officer   annual meeting of shareholders
                                                  for the fiscal year ended
                                                  September 30, 2011)

Set forth below is additional information regarding the foregoing nominee.

William Offenberg, age 56, has been a member of the Board since July 2005. Prior to joining the Board, Mr. Offenberg acted as a consultant to the Board since July 2004. From 1998 to 2005, Mr. Offenberg was an Operating Partner at Morgenthaler Partners, a $2 billion private equity firm, where he specialized in recapitalizations and leveraged buyouts. In his capacity as Operating Partner, Mr. Offenberg has served in a variety of executive and board positions at various Morgenthaler portfolio companies. Between 1993 and 1997, Mr. Offenberg was President and Chief Executive Officer of Gatan International, a developer of scientific instrumentation. Prior to joining Gatan, Mr. Offenberg was President of Spectra-Physics Analytical from 1986 to 1993. Between 1977 and 1986, Mr. Offenberg held various management positions at Perkin-Elmer's Instrument Group. Mr. Offenberg began his career as a chemist at Atlantic Richfield. Mr. Offenberg has degree in Chemistry from Bowdoin College and did graduate work in analytical chemistry at Indiana University.

The other incumbent members of the Board of Directors are identified in the following table, including the class and expiration of their respective terms. The year of expiration in each case refers to the annual meeting of shareholders for the fiscal year ended September 30 of the stated calendar year.

Name              Position with the Company       Class and Expiration of Term
----              -------------------------       ----------------------------

Jeffrey Black     Director and Chief Financial    II (term expires at the
                  Officer                         annual meeting of shareholders
                                                  for the fiscal year ended
                                                  September 30, 2010)

Patricia Wolf     Director and Corporate          II (term expires at the
                  Secretary                       annual meeting of shareholders
                                                  for the fiscal year ended
                                                  September 30, 2010)

Robert Puette     Director                        I (term expires at the
                                                  annual meeting of shareholders
                                                  for the fiscal year ended
                                                  September 30, 2009)

Directors' Meetings and Committees

The Board of Directors has not established separate standing audit, nominating or compensation committees or committees performing similar functions.

The full Board of Directors acts as the audit committee for all purposes relating to communications with the auditors and responsibility for oversight of the audit. The Board has not adopted any written charter governing its activity as the de facto audit committee.

The full Board also acts as the nominating committee. The Board has no nominating committee charter, nor does it have any express policy with respect to consideration of director candidates recommended by securities holders. The Board believes that, in consideration of the size of the Company, its limited shareholder group, the lack of any public trading market for its securities and the limited resources available to the Board, that maintaining a standing nominating committee and nominating committee charter is not practical or in the best interests of the Company and its shareholders. All members of the Board have participated in the nomination process when in office, and all members of the sitting Board are expected in the future to participate in the nomination process.

Two out of four of the current members of the Board, William Offenberg and Jeffrey Black, act as executive officers of the Company and cannot be considered independent directors while the other two members of the Board are considered independent, as that term is defined under New York Stock Exchange Rule Section 303A, the NYSE's Corporate Governance Rules. Under those Rules, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. Accordingly, while Mr. and Ms. Wolf own shares of the Company's common stock, the Board views these directors/nominees as independent under these standards. In addition, a director is not independent under the NYSE Rules if: (i) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company; (ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor;
(B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time; (iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee; or (v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

During fiscal year ended September 30, 2008, there were four regular meetings of the Board of Directors and 13 special meetings. Meetings are generally held at the Company's offices and all Board members attend in person unless that director cannot be present in person. In such cases, directors attend via a telephone conference call.

Shareholders may communicate directly with any director. Any shareholder wishing to communicate with a director may send a written communication addressed to the director to the Company's Chief Executive Officer, William Offenberg, who will transmit the communication to the addressed director.

Compensation of Directors

Directors William Offenberg and Jeffrey Black also serve as chief executive officer and chief financial officer, respectively, of the Company. All directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. Set forth below is a table summarizing compensation paid to directors for service on the Board during the most recent fiscal year ended September 30. 2008.

--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------
Name                Fees         Stock         Option      Non-Equity     Nonqualified     All Other        Total
                   Earned        Awards        Awards       Incentive       Deferred      Compensation       ($)
                     Or           ($)           ($)           Plan        Compensation        ($)
                  Paid in                                 Compensation      Earnings
                    Cash                                       ($)            ($)
                    ($)
--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------
William           $44,500                0             0              0               0         $84,725      $129,225
Offenberg

--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------
Robert             38,000                0             0              0               0               0        38,000
Puette

--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------
Patricia           38,000                0             0              0               0               0        38,000
Wolf

--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------
Jeffrey            46,000                0             0              0               0               0        46,000
Black

--------------- ------------- ------------- ------------- -------------- --------------- --------------- -------------

As Chairman of the Board, Mr. Offenberg received $30,000 while Messrs. Puette, Black and Ms. Wolf received $25,000 each for their participation in the Company's regular board meetings. All directors are also compensated $1,000 for every special board meeting they attend.

On September 25, 2007, the Company entered into an agreement to compensate William Offenberg on an hourly basis for his consulting services as Executive Chairman of the Board. In addition, commencing October 1, 2008, the Board authorized payment to each of Mr. Offenberg and Mr. Black of an additional fee in the amount of $5,000 per annum as consideration for their services as chief executive officer and chief financial officer of the Company, respectively, including their review and certification of the Company's periodic reports and disclosure controls and procedures. The additional compensation paid Mr. Offenberg for his consulting services during the fiscal year ended September 30, 2008 is shown under the "All Other Compensation" column in the above table. Mr. Offenberg invoices the Company and is paid for his consulting services for each fiscal year ended September 30 following the end of the calendar year in which the fiscal year end falls.

The Company's charter obligates it to indemnify its directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by Maryland law. The Maryland General Corporation Law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was a result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Officers of the Company

Our executive officers and their positions as of the date of this Proxy Statement are:

        Name                                 Position
        ----                                 --------

        William Offenberg                    Chief Executive Officer
        Jeffrey Black                        Treasurer, Chief Financial Officer


Executive officers are appointed by the Board of Directors, serve at the Board's pleasure and may be removed from office at any time without cause. There are no family relationships among the directors and officers. The Company does not currently have a stock option or deferred compensation plan.

Executive Compensation

The following table summarizes compensation paid to executive officers of the Company during the two most recent fiscal years:

---------------- ------ ------------ ---------- ---------- ---------- ---------- ---------- ----------- ----------
Name             Year    Salary      Bonus      Stock      Option     Non-       Nonquali-  All         Total
and                      ($)         ($)        Awards     Awards     Equity     fied       Other       ($)
Principal                                       ($)        ($)        Incentive  Deferred   Compen-
Position                                                              Plan       Compen-    sation
                                                                      Compen-    sation     ($)
                                                                      sation     Earnings
                                                                      ($)        ($)
---------------- ------- ----------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
Michael          2008    $250,000   $ 7,500     0          0          0          0          0           $257,500
Rider,
Chief Executive
Officer,         ------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
Director         2007    $250,000   $12,500     0          0          0          0          0           $262,500


---------------- ------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
Eric             2008    $103,846         0     0          0          0          0          0           $103,846
Hanke,
Chief
Investment       ------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------
Officer,         2007    $150,000   $20,500     0          0          0          0          0           $170,500
Secretary

---------------- ------- ---------- ----------- ---------- ---------- ---------- ---------- ----------- ----------


INDEPENDENT PUBLIC ACCOUNTANTS

On November 10, 2005, the registrant engaged the firm of Pohl, McNabola, Berg + Company, LLP ("PMB"), San Francisco, California, as its principal accountant to audit its financial statements. PMB has been the registrant's principal accountant for its three most recent fiscal years and continues in that capacity.

Representatives of PMB are not expected to attend the meeting.

The Company accrues expenses associated with principal accountant fees and services in the year being audited or serviced. The following table presents the expenses accrued by the Company for such fees and services:

                                                 Year Ended September 30,
                                           -------------------------------------
                                                      2008               2007
                                           ------------------ ------------------
Audit fees                                    $      103,587     $      162,028
Audit-related fees                                        --                 --
Tax fees                                              49,810             24,170
All other fees                                            --                 --
                                           ------------------ ------------------
   Total                                      $      153,397     $      186,198
                                           ================== ==================

Tax fees are comprised of fees related to the preparation and filing of the Company's federal and applicable state tax returns.

As noted above, the Company does not have an independent audit committee, and the full board of directors therefore serves as the audit committee for all purposes relating to communication with the Company's auditors and responsibility for the Company audit. All engagements for audit services, audit related services and tax services are approved in advance by the full board of directors of the Company. The Company's Board of Directors has considered whether the provision of the services described above for the fiscal years ended September 30, 2007 and 2006, is compatible with maintaining the auditor's independence.

All audit and non-audit services that may be provided by our principal accountant to the Company shall require pre-approval by the Board. Further, our auditor shall not provide those services to the Company specifically prohibited by the Securities and Exchange Commission, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Oversight Board determines, by regulation, is impermissible.


BENEFICIAL OWNERSHIP OF COMMON SHARES


Beneficial Ownership of Capital Stock by Large Security Holders

The following table presents information regarding the beneficial ownership of the only known beneficial owners of in excess of 5% of our outstanding common shares.

                                                             Number     Percent
Title of Class   Name and Address of Beneficial Owner     of Shares    of Class
                                                      -------------- -----------

Common Stock     MacKenzie Patterson Fuller, LLC          1,390,046       12.44
                 1640 School Street
                 Moraga, California 94556

                 Jay Duncanson                              658,735        5.90
                 c/o Menlo Advisors
                 800 Oak Grove Avenue
                 Menlo Park, CA 94025
                                                      -------------- -----------
                         Total                            2,048,781       18.34
                                                      ============== ===========


Beneficial Ownership of Capital Stock by Directors and Management

The following table presents information regarding the beneficial ownership of our capital stock as of December 31, 2008 of: (1) each of our directors and executive officers; and (2) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                     Number            Percent
Title of Class       Beneficial Owner             of Shares           of Class
                                          ------------------ -------------------
Common Stock         Robert Puette                 405,241                3.50
                     Jeffrey Black                 250,852                2.16
                     Patricia Wolf                 167,030                1.44
                     William Offenberg             107,404                   *
                                          ------------------ -------------------
                        Total                      930,527                8.03
                                          ================== ===================

  * Less than one percent of our outstanding capital stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Statements of beneficial ownership on SEC Form 3 respecting ownership of common stock were required within 10 days of becoming an officer or director, or beneficial owner of more than 10% of the outstanding common shares, and statements of changes in beneficial ownership are required within 48 hours of any such change. Based solely on a review of copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to the fiscal year ended 2008, or written representations that no such reports were required to be filed with the Securities and Exchange Commission, the Company believes that during the year ended September 30, 2008 and through the date of dissemination of this Proxy Statement, all directors and officers of the Company and beneficial owners of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act filed their required Forms 3, 4, or 5, as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

LEGAL PROCEEDINGS

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's shares, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER BUSINESS

The Board of Directors knows of no other matters, which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

SHAREHOLDER PROPOSALS - 2009 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming shareholder's meeting if they comply with the requirements of the proxy rules. The Company's Bylaws provide that any shareholder wishing to bring any matter before the annual meeting must deliver notice to the Secretary at the principal executive offices of the Company not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting. Any proposals intended to be presented at the annual meeting of shareholders for the fiscal year ended September 30, 2009 must be received at the Company's offices on or before November 8, 2009, in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting.

BY ORDER OF THE BOARD OF DIRECTORS


Los Gatos, California
February 6, 2009


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                            BellaVista Capital, Inc.

                                 Revocable Proxy

             For Annual Meeting of Shareholders on February 25, 2009 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Patricia Wolf, corporate Secretary of BellaVista Capital, Inc., with full powers of substitution, to act as attorney and proxy for the undersigned to vote, as designated on this proxy, all shares of the Common Stock of BellaVista Capital, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at the Jewish Community Center (JCC), 14855 Oka Road, Los Gatos, California, on Wednesday, February 25, 2009, at 10:30 a.m., Pacific Standard Time, and at any and all adjournments, in the manner indicated and in his discretion on any other business which may properly come before the meeting.

ELECTION OF DIRECTOR--The Board recommends a vote FOR election of the following nominee:

         William Offenberg as a Class III director

            FOR                   AGAINST                    ABSTAIN




THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. THIS PROXY WILL BE VOTED BY THE INDIVIDUAL NAMED IN THIS PROXY IN HIS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                             Dated: ___________, 2009


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Print Name                                   Signature

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Print Name                                   Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)